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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 11, 2006

                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                      0-21352                       31-1177192
(STATE OR OTHER            (COMMISSION FILE NO.)               (IRS EMPLOYER
 JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION OR
  ORGANIZATION)
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                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)

                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On April 11, 2006, the Company issued a press release reporting its preliminary financial results for the first quarter ended March 31, 2006. A copy of the Company's press release is furnished as Exhibit 99.1 to this Current
Report on Form 8-K and is incorporated herein by reference.

     The information contained in this Item 2.02 of Form 8-K, including Exhibit
99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference to such filing.

     The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including certain statements regarding intent, beliefs, expectations, projections, forecasts and plans, which are subject to numerous assumptions, risks, and uncertainties. A number of factors, including but not limited to those set forth under the heading "Risk Factors" included in the Company's Annual Report on Form 10-K for the year ended December
31, 2005, and other factors described from time to time in the Company's other filings with the Securities and Exchange Commission, could cause actual conditions, events, or results to differ significantly from those described in the forward-looking statements. All forward-looking statements included in this Form 8-K are based on information available at the time of the report. The
Company assumes no obligation to update any forward-looking statement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

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
Exhibit No.                           Description
-----------                           -----------
    99.1      Press Release of the Company, dated April 11, 2006, entitled
              "Applied Innovation Reports Preliminary First Quarter 2006
              Financial Results."
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        APPLIED INNOVATION INC.


Date: April 11, 2006                    By: /s/ William H. Largent
                                            ------------------------------------
                                            William H. Largent,
                                            President and
                                            Chief Executive Officer


                                       3

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                                  EXHIBIT INDEX

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
Exhibit No.                           Description
-----------                           -----------
   99.1       Press Release of the Company, dated April 11, 2006, entitled
              "Applied Innovation Reports Preliminary First Quarter 2006
              Financial Results."
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